UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in Current Reports on Form 8-K filed on January 5, 2021, January 19, 2021, February 4, 2021, February 16, 2021, March 10, 2021 and May 13, 2021 (collectively, the “Form 8-K”), Mawson Infrastructure Group Inc. (the “Company”) entered into a Bid Implementation Agreement, dated as of December 30, 2021 (as amended, the “Bid Agreement”) with Mawson Infrastructure Group Pty Ltd. (formerly known as Cosmos Capital Limited (“Cosmos”)), a digital infrastructure provider based in Sydney, Australia, whereby the Company agreed to commence an off-market takeover offer under applicable Australian laws (the “Offer”) to acquire all of the outstanding shares of Cosmos (the “Cosmos Shares”) in exchange for 61.11 shares of the Company’s common stock for each one share of Cosmos, of which 22.33 shares of the Company’s common stock is subject to a Stock Restriction Agreement (the “Offer Consideration”)

On March 9, 2021, the transactions contemplated by the Bid Agreement and the Offer were consummated (the “Closing”), including the acquisition by the Company of approximately 89% of the outstanding Cosmos shares in exchange for the Offer Consideration, which means that the Company issued, in the aggregate, 428,270,616 shares of its common stock to the tendering Cosmos shareholders.

On June 15, 2021, after the Charter Amendment and Authorized Stock Increase became effective, as described below, the Company acquired the remaining 11% of the outstanding Cosmos shares in exchange for the Offer Consideration, which means that the Company issued, in the aggregate, an additional 52,459,115 shares of its common stock to the tendering Cosmos shareholders.

As a result of the transactions described above, the Company currently has 539,192,681 shares of common stock issued and outstanding, of which the (former) holders of Cosmos shares hold, in the aggregate, 480,729,731 shares (including the shares issuable under the Stock Restriction Agreement), representing approximately 89% of the outstanding shares.

The securities issued by the Company in the Offer were offered and sold in reliance on an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as they are being offered to non-U.S. investors only. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing summary is not a complete description of all of the parties’ rights and obligations under the Bid Agreement or the Stock Restriction Agreement, and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits to the Forms 8-K and are incorporated herein by reference.

NO OFFERING

The securities to be offered and sold by the Company in the Offer are not being registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Offer described in this Current Report on Form 8-K is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States.

Item 3.02 Unregistered Sales of Equity Securities.

With respect to the shares of the Company’s common stock issued pursuant to the Offer and the exemption from registration under the Securities Act for the issuance of such shares, the disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described further in the Definitive Information Statement on Schedule 14C of the Company filed on May 20, 2021, the Board of Directors and the stockholders of the Company have both approved a Certificate of Amendment of Certificate of Incorporation of the Company (the “Charter Amendment”) to effect an increase in the Company’s authorized capital stock from 501,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), to 801,000,000 shares of capital stock consisting of 800,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock (the “Authorized Stock Increase”). The Charter Amendment was filed with the Secretary of State of Delaware, and both the Charter Amendment and Authorized Stock Increase became effective on June 9, 2021.

The description of the Charter Amendment is only a summary and is qualified in its entirety by the full text of such document which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Mawson Infrastructure Group Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: June 15, 2021	By:	/s/ Or Eisenberg
Or Eisenberg
Chief Financial Officer

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